UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2019 (May 17, 2019)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Powell Place Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 732-1231

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) as it pertains to New York Stock Exchange Regulation (the “NYSE”) continued listing requirements is incorporated into this Item 3.01.

Item 7.01 Regulation FD Disclosure.

The information in the press release furnished as Exhibit 99.1 to this Report is incorporated into this Item 7.01.

Item 9.01 Exhibits and Financial Statements.

Exhibit Number	Description

99.1	Press Release, dated May 17, 2019

Forward Looking Statements

This Report contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are made only as of the date of this Report. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “may,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements may include information concerning the Company’s possible or assumed future results of operations, including descriptions of the Company’s revenue, profitability, outlook and overall business strategy. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance to be materially different from the information contained in the forward-looking statements. These risks, uncertainties and other factors include, without limitation: (i) the Company’s inability to effectively operate its facilities; (ii) the Company’s reliance on its sales and marketing program to continuously attract and enroll clients; (iii) a reduction in reimbursement rates by certain third-party payors for inpatient and outpatient services and point-of-care and definitive lab testing; (iv) the Company’s failure to successfully achieve growth or projected financial results related to acquisitions and de novo projects; (v) risks associated with estimates of the value of the Company’s accounts receivable or deterioration in the collectability of accounts receivable; (vi) the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of an acquisition; (vii) a disruption in the Company’s ability to perform diagnostic laboratory services; (viii) maintaining compliance with applicable regulatory authorities, licensure and permits to operate the Company’s facilities and laboratories; (ix) a disruption in the Company’s business and reputational and economic risks associated with civil claims by various parties; (x) inability to meet the covenants in the Company’s loan documents or lack of borrowing capacity; (xi) inability to effectively integrate acquired facilities; and (xii) general economic conditions, as well as other risks discussed in the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. As a result of these factors, we cannot assure that the forward-looking statements in this Report will prove to be accurate. Investors should not place undue reliance upon forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Andrew W. McWilliams
Andrew W. McWilliams
Chief Financial Officer

Date: May 17, 2019